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                                                                   EXHIBIT 10.06

                            WRITTEN DESCRIPTION OF
                            ----------------------
             XCELLENET, INC. KEY EMPLOYEE LOAN PROGRAM, AS AMENDED
             -----------------------------------------------------


          The XcelleNet, Inc. Key Employee Loan Program (the "Loan Program") is not set forth in a formal document. The following is a written description of all of the material aspects of the Loan Program as administered by XcelleNet, Inc. (the "Company").

          ELIGIBILITY. Any current full-time employee of the Company that (i) owns shares of the Company's common stock (the "Common Stock") or holds vested options under the Company's 1987 Stock Option Plan (the "Stock Option Plan") or the 1996 Long-Term Incentive Plan (the "Incentive Plan"), and (ii) has a current financial hardship, is eligible to apply to the Compensation and Stock
Option Committee of the Company's Board of Directors (the "Compensation Committee") for a loan under the Loan Program. The Compensation Committee must approve any loan made under the Loan Program. The Compensation Committee makes its determinations to extend loans under the Loan Program on a case by case basis based upon subjective factors.

          MONETARY LIMITS. The aggregate principal amount outstanding pursuant to all of the loans outstanding under the Loan Program at any one time may not exceed $500,000. Each individual loan may not exceed an amount equal to the product of (i) the fair market value of a share of Common Stock on the date of the loan, and (ii) the sum of the number of shares of Common Stock owned by the employee plus the number of shares of Common Stock subject to the employee's vested options under the Stock Option Plan.

          LOAN TERMS. The interest rate charged on loans under the Loan Program is equal to 2% plus the prime rate as quoted on the date the loan is made in such sources as the Company deems appropriate. Principal and interest pursuant to such loans are payable over a 48 month period in equal monthly installments. Prepayment of loans is permitted without penalty. The Company requires that Loan Program participants make certain loan prepayments equal to 25% of the gross amount of any bonus compensation paid to such individuals. Each participant in the Loan Program is required to pledge to the Company shares of Common Stock and/or vested options having an aggregate value equal to the principal amount of the loan. When shares of Common Stock are given as collateral for loans under the Loan Program, the shares are valued at the fair market value of the Common Stock at the date of the loan. When vested options are given as collateral for loans under the Loan Program, the options are valued at the difference between the fair market value of the Company's common stock on the date that the loan is made and the exercise price of the options. Generally, each loan under the Loan Program is evidenced by the form Installment Note and form Pledge Agreement attached hereto, but the terms of the note and pledge agreement used in connection with any individual loan made under the Loan Program may vary from the terms of the attached Installment Note and Pledge Agreement.

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                                INSTALLMENT NOTE
                                ----------------


$_______________                                        ________________, 19__


          FOR VALUE RECEIVED, the undersigned ________________________, currently a full-time employee of XcelleNet, Inc., promises to pay to the order of XcelleNet, Inc. (hereafter, together with any holder hereof, called "Holder") at the offices of Holder in Atlanta, Georgia or at such other place as the Holder may designate and notify the undersigned, in lawful money of the United States, and in immediately available funds, the principal sum of _______________________ DOLLARS ($___________) together with interest on the principal balance from time to time outstanding hereunder from the date hereof until paid in full at a per annum rate equal to ________ percent (___%). Said principal and accrued interest shall be paid in forty-eight (48) equal monthly installments of $_______ each, beginning ________, 19__ and continuing on the __day of each month thereafter until paid in full. Each such principal and interest payment shall be applied first, to accrued interest, and then to the principal balance.

          Upon termination of the undersigned's employment with XcelleNet, Inc. for any reason, the total amount of unpaid principal plus accrued but unpaid interest shall be immediately due and payable.

          The undersigned, at its option, may voluntarily prepay the indebtedness evidenced by this Note, either in whole or in part, at any time without penalty, with interest thereon to the date of prepayment. In addition, the undersigned shall be required to make prepayments from any bonuses received from XcelleNet, Inc., with the amount of each such prepayment equal to 25% of the bonus (before taxes and any other payroll deductions). If a voluntary or required prepayment is in part, the undersigned shall make each later payment as it becomes due until this Note is paid in full.

          Should the undersigned now, or in the future, own common or preferred stock, or any other equity interest, including any subscription rights, warrants or vested options, of XcelleNet, Inc. (the "Shares"), the undersigned agrees to pledge all or a part of such Shares to the Holder (the "Pledged Shares"). The number of Pledged Shares shall be equal to the lesser of the total Shares owned by the undersigned or the number of Shares calculated by dividing the principal balance outstanding on the date of the pledge by the exercise price in XcelleNet, Inc.'s latest Incentive Stock Option grant, rounded upward to the next 100 shares, with vested options being valued at the difference between the fair market value of XcelleNet, Inc.'s common stock on the date of the pledge and the exercise price of the vested options. The undersigned agrees to execute a Pledge Agreement, in the form attached as Exhibit "A", in connection with such Pledged Shares (the "Pledge Agreement").

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          Upon the occurrence of any of the following events (each of the following a "Default"): (i) the undersigned shall fail to pay within ten (10) days of demand in writing therefore any of the due but unpaid obligations under this Note; (ii) an Event of Default (as such term is defined in the Pledge Agreement); (iii) the undersigned's employment with XcelleNet, Inc., shall be terminated for any reason; or (iv) the undersigned should become insolvent (as defined in the Uniform Commercial Code in effect at that time in Georgia), or a petition in bankruptcy is filed by or against the undersigned, or a receiver is appointed for any part of the property or assets of the undersigned; then any and all of the obligations hereunder, at the option of the Holder, and without demand or further notice of any kind, may be declared, and thereupon shall immediately become in default and due and payable, and the undersigned shall pay all expenses of the Holder in the collection of this Note, including attorneys' fees in the amount of fifteen percent (15%) of the unpaid principal balance and accrued interest, if this Note is collected by or through an attorney-at-law.

          Time is of the essence of this Note.

          No delay or failure on the part of the Holder in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Holder of any right or remedy shall preclude other or further exercise thereof or the exercise of any other rights or remedies.

          As used in this Note and for the purposes of Section 7-4-2 of the Official Code of Georgia Annotated, the term "interest" does not include any fees or other charges imposed on the undersigned in connection with this loan other than the interest described in the first paragraph hereof

          The undersigned hereby waives presentment, demand, notice of dishonor, notice of nonpayment, protests and all other notices or demands whatever.

          Any notice to be given hereunder shall be in writing, and shall be sent to the addresses for each party as set forth in Section 14 of the Pledge Agreement.

          This Note has been executed and delivered in, and its terms and conditions are to be governed and construed by the laws of, the State of Georgia.

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            This Note shall be binding upon the successors and assigns of the undersigned.



------------------------                  --------------------------
                                                              Date

------------------------                  --------------------------
Witness                                                       Date

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                                  Exhibit "A"

                                PLEDGE AGREEMENT


          This PLEDGE AGREEMENT is made and entered into this ____ day of _________, 19___, by and between ________________________, an individual residing in the State of __________ (the "Pledgor"), and XCELLENET, INC., a Georgia corporation (the "Pledgee").


                                   BACKGROUND

          The Pledgor is obligated to pay Pledgee __________________________ Dollars ($_______) together with interest thereon pursuant to the Pledgor's $_________ principal amount Installment Note dated ____________, 19__ (the "Note"), and this obligation is to be secured by the Pledged Collateral (as defined below).


                                   AGREEMENT

In consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Pledgee to make advances under the Note, the parties agree as follows:

          SECTION 1.  Pledge.  As security for (a) the due and punctual payment
                      ------
of all Pledgor's obligations under the Note (the "Obligations"), the Pledgor hereby pledges, assigns, transfers, grants and delivers to the Pledgee a first priority security interest in, (i) _______ shares of the common/preferred capital stock of the Pledgor represented by Certificate No. _________, (ii) ________ vested options of the Pledgor and any other person or entity which is a successor to the Pledgee (the "Issuer"), as granted in that certain Option Agreement between the Pledgee and Pledgor dated as of _________ __, ___, (together with any certificate or instrument evidencing such vested option) (clause (i) and (ii) collectively, the "Pledged Shares"), and (iii) subject to
Section 4, any cash, additional shares or securities or other property at any time and from time to time receivable or otherwise distributable in respect of, in exchange for, or in substitution of, the Pledged Shares, together with the proceeds thereof (all such shares, securities, cash, property and other proceeds thereof being hereinafter collectively called the "Pledged Collateral"). This Pledge Agreement is made, and the security interest created hereby is granted to the Pledgee, to secure payment in full of the Obligations.

          SECTION 2.  Representations and Warranties.  The Pledgor hereby
                      ------------------------------
represents and warrants that the Pledgor is the legal and equitable owner of the Pledged Shares, and holds the same free and clear of all liens, charges, encumbrances and security interests of every kind and nature; and that Pledgor has the right and legal authority to pledge the Pledged Shares in the manner hereby done. Pledgor agrees that he will defend his title

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thereto against the claims of all persons whomsoever.  Pledgor further represents and warrants that the pledge of the Pledged Shares is effective to vest in the Pledgee the rights of the Pledgee in the Pledged Shares as set forth herein. The Pledgor's social security number is ___________.

          SECTION 3.  Retention of the Pledged Collateral.  Pledgee agrees to
                      -----------------------------------
hold all Pledged Collateral in the form in which the same are delivered to it, unless and until there shall occur an Event of Default (as defined in Section
7). Pledgee agrees to use reasonable care in the custody and preservation thereof.

          SECTION 4.  Voting Rights, Dividends, Etc.
                      ------------------------------

          (a) So long as no Event or Default hereunder shall have occurred,

              (i) the Pledgor shall be entitled to exercise any and all voting and consensual rights and powers accruing to an owner of the Pledged Shares or any part thereof; and

              (ii) the Pledgor shall be entitled to retain and use any and all cash dividends paid on the Pledged Shares, but any and all stock and liquidating dividends, other distributions in property, return of capital or other distributions made on or in respect to the Pledged Shares, whether resulting from a subdivision, combination or reclassification of outstanding capital stock of any corporation the capital stock of which is pledged hereunder or received in exchange for the Pledged Shares or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets or on the liquidation, whether voluntary or involuntary, of the Issuer of the Pledged Shares, or otherwise, shall be and become part of the Pledged Collateral pledged hereunder and, if received by the Pledgor, shall forthwith be delivered to the Pledgee to be held as collateral subject to the terms of this Pledge Agreement; and

              (iii) the Pledgee shall execute and deliver to the Pledgor, or cause to be executed and delivered to the Pledgor, as appropriate, all such proxies, powers of attorney, dividend orders and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and consensual rights and powers which Pledgor is entitled to exercise pursuant to paragraph (i) above and to receive the dividends which Pledgor is authorized to retain pursuant to paragraph (ii) above.

          (b) Upon the occurrence and during the continuance of an Event of Default hereunder, all rights of the Pledgor to exercise the voting and consensual rights and powers which Pledgor is entitled to exercise pursuant to paragraph (a)(i) above and to receive the dividends which Pledgor is authorized to receive and retain pursuant to paragraph (a)(ii) above shall cease, and all such rights thereupon shall become vested solely in the Pledgee. Any and all money and other property paid over to or received by the Pledgee pursuant to the provisions of this paragraph (b) shall be retained by the

                                      -6-
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Pledgee as additional collateral hereunder and shall be applied in accordance with the provisions of Section 8 hereof.

          SECTION 5.  Remedies upon Default.  In addition to any right or remedy
                      ---------------------
that the Pledgor may have under the Note or otherwise under applicable law, if an Event of Default shall have occurred and be continuing, the Pledgee may exercise any and all the rights and remedies of a secured party under the Uniform Commercial Code as in effect in any applicable jurisdiction (the "Code") and may otherwise sell or otherwise dispose of the Pledged Collateral at a public or private sale or make other commercially reasonable disposition of the Pledged Collateral or any portion thereof, and for such price or prices and on such terms as the Pledgee in its discretion shall deem appropriate, after ten
(10) days' notice to Pledgor, and Pledgee may purchase the Pledged Collateral or any portion thereof at any public sale. As an alternative to exercising the power of sale, the Pledgee may proceed by suit to foreclose this Pledge Agreement and sell the Pledged Collateral or any portion thereof pursuant to a judgment or decree. Pledgee, at its option, may also retain the Pledged Shares in full satisfaction of the Obligations. The rights and remedies of the Pledgee under this Agreement are cumulative and not exclusive of any rights or remedies it would otherwise have.

          SECTION 6.  Pledgee Appointed Attorney-in-Fact.  The Pledgor hereby
                      ----------------------------------
constitutes and appoints the Pledgee the attorney-in-fact of the Pledgor for the purpose of carrying out the provisions of this Pledge Agreement and taking any action and executing any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Nothing herein contained shall be construed, however, as requiring or obligating the Pledgee to take any action with respect to the Pledged Collateral or any part thereof.

          SECTION 7.  Event of Default Defined.  For purposes of this Pledge
                      ------------------------
Agreement, an "Event of Default" shall exist hereunder upon declaration thereof by Pledgee following the occurrence of any of the following events:

     (a)  any default as defined in the Note;

     (b) any representation or warranty made in this Pledge Agreement shall prove to have been false and misleading in any material respect when made;

     (c) the Pledgor from and after the date hereof shall, or shall attempt to, encumber, subject to any further pledge or security interest, sell, transfer or otherwise dispose of any of the Pledged Collateral or any interest therein;

     (d) all or any part of the Pledged Collateral shall be attached or levied upon or seized in any legal proceedings, or held by virtue of any lien or distress;

     (e) the Pledgor shall fail to pay promptly all taxes and assessments upon any of the Pledged Collateral; or

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     (f)  the Pledgor shall fail to comply with any provision of this Pledge
          Agreement.

          SECTION 8.  Application of Proceeds of Sale and Cash.  The proceeds of
                      ----------------------------------------
any sale of the whole or any part of the Pledged Collateral, together with any other moneys held by the Pledgee under the provisions of this Pledge Agreement, shall be applied by the Pledgee as follows:

          First:   to the payment of all costs and expenses incurred by the
Pledgee in enforcing its rights hereunder, including reasonably attorneys' fees;

          Second:   to the payment in full of the Obligations.  Any amounts
remaining after such application shall be promptly remitted to the Pledgor, its successors, designees, legal representatives or assigns, or as otherwise provided by law.

          SECTION 9.  Further Assurances.  The Pledgor agrees that it will join
                      ------------------
with the Pledgee in executing and will file or record such notices, financing statements or other documents as may be necessary to the perfection of the security interest of the Pledgee hereunder, and as the Pledgee or its counsel may reasonably request, and that Pledgor will do such further acts and things and execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may at that time reasonably request in connection with the administration and enforcement of this Pledge Agreement.

          SECTION 10.  No Waiver.  No failure on the part of the Pledgee to
                       ---------
exercise, and no delay on its part in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or remedy preclude any other or the further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

          SECTION 11.  Governing Law, Amendments.  This Pledge Agreement has
                       -------------------------
been executed and delivered in the State of Georgia and shall in all respects be construed in accordance with and governed by the laws of said State. This Pledge Agreement may not be amended or modified, except in writing signed by the parties hereto.

          SECTION 12.  Return of Pledged Collateral to Pledgor, Termination.
                       ----------------------------------------------------
Upon payment in full to Pledgee of all amounts due under the Note, and any then due but unpaid other Obligations of Pledgor hereunder, (i) Pledgee shall promptly return to the Pledgor all of the then remaining Pledged Collateral held by it, together with any instruments of transfer executed by the Pledgor and
(ii) this Agreement shall thereupon immediately terminate.

                                      -8-
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          SECTION 13.  Binding Agreement, Assignment.  This Pledge Agreement,
                       -----------------------------
and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the Pledgee and to all holders of the indebtedness secured hereby and their respective successors and assigns and to the Pledgor and its successors, designees, legal representatives and assigns, except that the Pledgor shall not, without prior written consent of the Pledgee, be permitted to assign this Pledge Agreement or any interest herein or in the Pledged Collateral, or any part thereof, or any cash or property held by the Pledgee as collateral under this Pledge Agreement, and any attempt to do so shall be null and void. Except as otherwise referred to herein, this Agreement, and the documents executed and delivered pursuant hereby, constitute the entire agreement between the parties relating to the specific subject matter hereof.

          SECTION 14.  Notices.  All notices required or permitted hereunder
                       -------
shall be deemed effectively given (a) upon personal delivery thereof or (b) three days after being sent by registered or certified mail, postage prepaid:

          If to Pledgor:



          If to Pledgee: XcelleNet, Inc.
                         5 Concourse Parkway
                         Suite 850
                         Atlanta, Georgia 30328

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          IN WITNESS WHEREOF, the parties hereto have caused this Pledge
Agreement to be executed as of the first date written above.

                              PLEDGOR:


                              By:  ____________________________________


                              PLEDGEE:

                              XCELLENET, INC


                              By:  ------------------------------------

                                 Title:  ------------------------------

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